UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2009

CB RICHARD ELLIS GROUP, INC.

(Exact Name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 405-8900

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01	Entry into a Material Definitive Agreement.

First Supplemental Indenture

On September 10, 2009, the Company, the Company’s wholly-owned subsidiary, CB Richard Ellis Services, Inc., a Delaware corporation (“Services”), CBRE Loan Services, Inc., a Delaware corporation and subsidiary of Services (“Loan Services”), the Existing Subsidiary Guarantors (as defined below) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into a First Supplemental Indenture, dated as of September 10, 2009 (the “First Supplemental Indenture”), to the Indenture, dated as of June 18, 2009 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, Services, certain other subsidiaries of Services (the “Existing Subsidiary Guarantors”) and the Trustee. Pursuant to the First Supplemental Indenture, Loan Services agreed to fully and unconditionally guarantee all of Services’ obligations under the Indenture with respect to the 11.625% Senior Subordinated Notes due 2017, on the terms set forth therein.

Supplement No. 1 to the Amended and Restated Guarantee and Pledge Agreement

On September 10, 2009, Loan Services and Credit Suisse, as collateral agent for the Secured Parties (as defined in the Guarantee and Pledge Agreement (as defined below)) (the “Collateral Agent”), entered into Supplement No. 1 (“Supplement No. 1”) to the Amended and Restated Guarantee and Pledge Agreement, dated as of March 24, 2009 (the “Guarantee and Pledge Agreement”), among Services, the Company, each subsidiary of Services from time to time party thereto and the Collateral Agent. Pursuant to Supplement No. 1, Loan Services agreed to guarantee certain obligations of Services and the other Borrowers (as defined in the Guarantee and Pledge Agreement) under the Second Amended and Restated Credit Agreement, dated as of March 24, 2009 (the “Credit Agreement”), among the Company, Services, CB Richard Ellis Limited, a limited company organized under the laws of England and Wales, CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick, CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales, CB Richard Ellis Limited, a company organized under the laws of New Zealand, the lenders referred to therein (the “Lenders”), and Credit Suisse, as administrative agent for the Lenders and as Collateral Agent, and the other Loan Documents (as defined in the Credit Agreement) and to grant a security interest in substantially all of its assets in order to secure such obligations.

The above descriptions of the First Supplemental Indenture and Supplement No. 1 are qualified in their entirety by the First Supplemental Indenture and Supplement No. 1, filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
4.1	First Supplemental Indenture, dated as of September 10, 2009, among CB Richard Ellis Group, Inc., CB Richard Ellis Services, Inc., CBRE Loan Services, Inc., the other guarantors party thereto and Wells Fargo Bank, National Association, as trustee

10.1	Supplement No. 1, dated as of September 10, 2009, between CBRE Loan Services, Inc. and Credit Suisse, as collateral agent, to the Amended and Restated Guarantee and Pledge Agreement, dated as of March 24, 2009, by and among CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., certain subsidiaries of CB Richard Ellis Services, Inc. and Credit Suisse, as collateral agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB RICHARD ELLIS GROUP, INC.

By:	/s/ ROBERT E. SULENTIC
Name:	Robert E. Sulentic
Title:	Chief Financial Officer and Group President

Date: September 10, 2009

EXHIBIT INDEX

Exhibit Number	Description
4.1	First Supplemental Indenture, dated as of September 10, 2009, among CB Richard Ellis Group, Inc., CB Richard Ellis Services, Inc., CBRE Loan Services, Inc., the other guarantors party thereto and Wells Fargo Bank, National Association, as trustee

10.1	Supplement No. 1, dated as of September 10, 2009, between CBRE Loan Services, Inc. and Credit Suisse, as collateral agent, to the Amended and Restated Guarantee and Pledge Agreement, dated as of March 24, 2009, by and among CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., certain subsidiaries of CB Richard Ellis Services, Inc. and Credit Suisse, as collateral agent